$__________________

                     FIRST BANK CORPORATE CARD MASTER TRUST

           $_____ Class A __% Asset Backed Certificates, Series 1997-1 $_____ Class B __% Asset Backed Certificates, Series 1997-1

                FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION)
                                  (Transferor)

                             FBS CARD SERVICES, INC.
                                   (Servicer)

                             UNDERWRITING AGREEMENT

                                                January __, 1997

J.P. Morgan Securities Inc.
As Representative of the
  Several Underwriters Listed
   in Schedule I
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260-0060

Ladies and Gentlemen:

            First Bank of South Dakota (National Association), a national banking association (the "Transferor"), proposes to sell, transfer and convey receivables (the "Receivables") generated from time to time from certain VISA(R) charge card accounts and other rights to First Bank Corporate Card Master Trust (the "Trust"), and the Transferor proposes to cause the Trust to issue to the Transferor $____________ principal amount of its Class A __% Asset Backed Certificates, Series 1997-1 (the "Class A Certificates") and $____________ principal amount of its Class B __% Asset Backed Certificates, Series 1997-1 (the "Class B Certificates," and together with the Class A Certificates, the "Certificates"), which the Transferor proposes to sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), pursuant to the terms hereof. The Receivables will be transferred from the Transferor to the Trust pursuant to
(a) the Pooling and Servicing Agreement among the Transferor, FBS Card Services, Inc., as servicer (the "Servicer"), and Citibank, N.A., as trustee (the "Trustee"), to

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                                       -2-


be dated as of January __, 1997 (the "Pooling and Servicing Agreement") and (b) the Series 1997-1 Supplement to the Pooling and Servicing Agreement, to be dated as of January __, 1997 (the "Supplement"), among the Transferor, the Servicer and the Trustee. Each Certificate represents an undivided interest in the Trust.

      The Trust will be formed for the purpose of holding the Receivables and issuing the Certificates and other similar securities. The property of the Trust will include Receivables generated from time to time in a portfolio of designated VISA(R) charge card accounts originated under the Transferor's Corporate Card or Purchasing Card programs, all monies due in payment of the Receivables, all proceeds of the Receivables, any Enhancement (as defined in the Prospectus), all monies on deposit in certain bank accounts of the Trust and the right to receive certain amounts of Net Interchange (as defined in the Prospectus) allocable to the Certificates. Each Certificate will represent the right to receive a portion of the collections and certain other amounts with respect to the Receivables. Such collections and other amounts will be used to pay interest and principal due on such Certificate on the applicable payment date. The Class A Certificates will also have the benefits of certain excess collections, and the subordination of the Class B Certificates and the Collateral Investor Interest. The Class B Certificates will also have the benefits of certain excess collections not needed to cover shortfalls in respect of the Class A Certificates and the subordination of the Collateral Investor Interest (as defined in the Prospectus) not used for the benefit of the Class A Certificates.

      The Transferor initially will own the remaining undivided interest in the Trust not represented by the Certificates, by the Collateral Investor Interest, by other investor certificates issued by the Trust and by the interests of Enhancement providers, if any. Series 1997-1 is the first Series issued by the Trust. The Transferor may from time to time offer and sell other Series that evidence undivided interests in certain assets of the Trust, which may have terms significantly different from the Certificates.

      The Transferor has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (No. 333-1837), including a prospectus, relating to the Certificates. The registration statement as amended at the time when it shall become effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement", and the prospectus in the form first used to confirm sales of Securities is referred to in this Agreement as the "Prospectus". Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference

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                                       -3-


therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend" "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

      When used in this Agreement, "Basic Documents" shall mean the Pooling and Servicing Agreement, the Supplement, the Certificates, and the Loan Agreement, and any other contract, agreement or instrument which is or is to be entered into by the Transferor on the Closing Date or otherwise in connection with any of the foregoing or this Agreement. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Prospectus.

      The Transferor and the Servicer hereby agree with the Underwriters as follows:

      1. Purchase and Sale. The Transferor agrees to sell the Certificates to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Transferor the respective principal amount of Class A Certificates and Class B Certificates, respectively, set forth opposite such Underwriter's name in Schedule I hereto at a price equal to ______% of their principal amount for the Class A Certificates and _____ % of their principal amount for the Class B Certificates, in each case plus accrued interest, if any, on the principal amount thereof at the Class A Certificate Rate and the Class B Certificate Rate, respectively, from ______________, 1997 to the date of payment and delivery.

      2. Offering. The Transferor understands that the Underwriters intend (i) to make a public offering of their respective portions of the Certificates as soon after the parties hereto have executed and delivered this Agreement as in the judgment of the Representative is advisable and (ii) initially to offer the Certificates upon the terms set forth in the Prospectus.

      3. Delivery and Payment. Payment for the Certificates shall be made by wire transfer in immediately available funds to the account specified by the Transferor (which account shall be specified to the Representative no later than noon the Business Day (as defined below) prior to the Closing Date (as defined below)), at 10:00 A.M., New York City time on January , 1997, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Transferor may agree upon in writing. The time and date of such payment are referred to herein as the "Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

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                                       -4-


      Payment for the Certificates shall be made against delivery to the nominee of The Depository Trust Company for the account of the Representative for the respective accounts of the several Underwriters of one or more global certificates (the "Global Certificate") representing the Class A Certificates and the Class B Certificates, with any transfer taxes payable in connection with the transfer to the Underwriters of the Certificates duly paid by the Transferor. The Global Certificates will be made available for inspection by the Representative at the office of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

      4. Representations and Warranties of the Transferor. The Transferor represents and warrants to each Underwriter that:

            (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Transferor in writing by such Underwriter through the Representative expressly for use therein;

            (b) the Registration Statement has been declared effective by the Commission under the Securities Act or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Transferor, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Transferor shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the

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                                       -5-


      foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Transferor in writing by such Underwriter through the Representative expressly for use therein;

            (c) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Transferor as a whole, otherwise than as set forth or contemplated in the Prospectus;

            (d) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (e) the Transferor has been duly organized, is validly existing as a national banking association in good standing under the laws of the United States and has the power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the transactions contemplated herein or in the Basic Documents;

            (f) this Agreement has been duly authorized, executed and delivered by the Transferor;

            (g) the Certificates have been duly and validly authorized and, when such Certificates are duly and validly executed and authenticated by the Trustee and delivered in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement, will be validly issued and outstanding and

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                                       -6-


      entitled to the benefits and security afforded by the Pooling and Servicing Agreement; each of the Basic Documents has been duly authorized by the Transferor and, when executed and delivered by the Transferor and the other parties thereto, each of the Basic Documents will constitute a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors rights generally and to general equitable principles; and the Certificates and the Basic Documents each will conform to the descriptions thereof in the Prospectus;

            (h) the Transferor is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, its articles of association or bylaws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Transferor is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Basic Documents; the issue and sale of the Certificates and the performance by the Transferor of all of the provisions of its obligations under the Securities Act, the Basic Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Transferor is a party or by which the Transferor is bound or to which any of the property or assets of the Transferor is subject, nor will any such action result in any violation of the provisions of the articles of association or bylaws of the Transferor or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Transferor, or any of its properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Certificates or the consummation by the Transferor of the transactions contemplated by this Agreement or the Basic Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Certificates by the Underwriters and the filing of any financing statements required to perfect the Trust's interest in the Receivables and the Transferor has full power and authority to sell, and establish the Trust that will issue, the Certificates as contemplated by this Agreement and to enter into this Agreement, the Loan Agreement, the Pooling and Servicing Agreement and the Supplement;

            (i) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending, or to the

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                                       -7-


      knowledge of the Transferor, threatened against or affecting the Transferor or its properties, or to which the Transferor is or may be a party or to which the Transferor or any property of the Transferor is or may be the subject, (i) asserting the invalidity of this Agreement or of any of the Basic Documents, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) that may adversely affect the federal or state income, excise, franchise or similar tax attributes of the Certificates, (iv) that could materially and adversely affect the Transferor's performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, (v) could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholder's equity or results of operations of the Transferor or (vi) which could individually or in the aggregate reasonably be expected to have a material adverse effect on the interests of the holders of the Certificates or the marketability of the Certificates; and there are no statutes, regulations, contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in or incorporated by reference into the Registration Statement or the Prospectus which are not filed, described or incorporated by reference as required;

            (j) the computer tape with respect to the Receivables to be sold to the Trust created as of the Cutoff Date and made available to the Underwriters by the Transferor was complete and accurate in all material respects as of the date hereof; the Transferor has good and marketable title to the Receivables free and clear of all liens, encumbrances and defects, except such as are described or referred to in to Prospectus, and by assignment and delivery of each of the Receivables to the Trust as of the Closing Date, the Transferor will transfer title in the Receivables to the Trust, subject to no prior lien, mortgage, security interest, pledge, adverse claim, change or encumbrance;

            (k) the representations and warranties of the Transferor contained in the Basic Documents are true and correct in all material respects;

            (l) Ernst & Young LLP are independent public accountants with respect to the Transferor within the meaning of the Securities Act;

            (m) the Transferor owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own the Receivables and to perform its obligations under this Agreement and the Basic

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                                       -8-


      Documents, and the Transferor has not received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization; and the Transferor is in compliance with all laws and regulations necessary for the performance of its obligations under this Agreement and the Basic Documents;

            (n) the Transferor has delivered to you complete and correct copies of publicly available portions of the Consolidated Reports of Condition and Income of the Transferor for the three most recent years for which such reports are available, as submitted to the Comptroller of the Currency; except as set forth in or contemplated in the Registration Statement and the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of the Transferor since the last such report;

      5. Representations and Warranties of the Servicer. The Servicer represents and warrants to each Underwriter that:

            (a) the Servicer has been duly incorporated and is validly existing as a corporation in good standing under the laws of State of Minnesota and has full corporate power, authority and legal right to own its properties and conduct its charge card servicing business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement, the Pooling and Servicing Agreement, the Supplement and the Loan Agreement;

            (b) the Servicer is not required to qualify nor register as a foreign corporation in any state in order to service the Receivables as required by this Agreement and has obtained all licenses and approvals necessary in order to so service the Receivables as required under federal and Minnesota law. If the Servicer shall be required by any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Servicer, or any of its properties to so qualify or register or obtain such license or approval, then it shall do so;

            (c) the execution, delivery, and performance of this Agreement, the Pooling and Servicing Agreement, the Supplement and the Loan Agreement have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer and this Agreement will remain, from the time of its execution, an official record of the Servicer;

            (d) this Agreement has been duly authorized, executed and delivered by the Servicer;

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                                       -9-


            (e) the Pooling and Servicing Agreement, the Supplement and the Loan Agreement constitute legal, valid and binding obligations of the Servicer, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general or by general equity principles;

            (f) the execution and delivery of this Agreement, the Pooling and Servicing Agreement, the Supplement and the Loan Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement or the Basic Documents and the fulfillment of the terms hereof or thereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Servicer, or any of its properties or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound;

            (g) there are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Basic Documents, seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or the Basic Documents to which the Servicer is a party, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Basic Documents to which the Servicer is a party; and

            (h) the Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account, will maintain in effect all qualifications required under any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Servicer, or any of its properties in order to service properly each Receivable and the related Account and will comply in all material respects with any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Servicer, or any of its properties, in connection with servicing each Receivable and the related Account the failure to comply with which would have a material adverse effect on the Certificateholders or any Enhancement Provider (as defined in the Pooling and Servicing Agreement).

      6. Covenants and Agreements. The Transferor covenants and agrees with each of the several Underwriters as follows:

            (a) if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act, and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request;

            (b) to deliver, at the expense of the Transferor, to the Representative, two signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representative may reasonably request;

            (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representative a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representative reasonably objects;

            (d) to advise the Representative promptly, and to confirm such advice in writing, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed and to furnish the Representative with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (vi) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Transferor of any notification with respect to any suspension of the qualification of the Certificates for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending such qualification of the Certificates, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

            (e) if, during such period of time after the first date of the public offering of the Certificates as in the opinion of counsel for the Underwriters a prospectus relating to the Certificates is required by law to be delivered in connection with sales by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Transferor, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Transferor) to which Certificates may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

            (f) to endeavor to qualify the Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Certificates; provided that the Transferor shall not be required to file a general consent to service of process in any jurisdiction;

            (g) to make generally available to the holders of the Certificates and to the Representative as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Trust occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

            (h) so long as the Certificates are outstanding, to furnish to the Representative (i) copies of each certificate, the annual statements of compliance and the annual independent certified public accountant's servicing reports furnished to the Trustee pursuant to the Pooling and Servicing Agreement by first class mail as soon as practicable after such statements and reports are furnished to the Trustee, (ii) copies of each amendment to any of the Basic Documents, (iii) on each Determination Date or as soon thereafter as practicable, notice by telex or facsimile to the Representative of the "series factor" as of the related Record Date, (iv) copies of all reports or other communications (financial or other) furnished to holders of the Certificates, and copies of any reports and financial statements furnished to or filed with the Commission, any governmental or regulatory authority or any national securities exchange, and (v) from time to time such other information concerning the Trust or the Transferor as the Representative may reasonably request;

            (i) during the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any securities which are substantially similar to the Certificates;

            (j) to the extent, if any, that the ratings provided with respect to the Certificates by the Rating Agencies are conditional upon the furnishing of documents or the taking of any other action by the Transferor, the Transferor shall use its best efforts to furnish such documents and take any other such action;

            (k) to use the net proceeds received by the Transferor from the sale of the Certificates pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

            (l) if required, to register the Certificates timely pursuant to the Exchange Act of 1934; and

            (m) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all fees, costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all fees, costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Certificates, including any fees, costs and expenses of the Trustee or any transfer agent, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Certificates under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements with respect thereto), (iv) in connection with the listing of the Certificates on any stock exchange, (v) related to any filing with the National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Basic Documents, the Blue Sky Survey and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) of the Transferor's counsel and accountants and to the extent previously agreed with the Representative, of the Underwriters' counsel, (viii) any expenses incurred by the Transferor in connection with any "roadshow" presentation to potential investors and (ix) payable to rating agencies in connection with the rating of the Certificates.

      7. Conditions to the Obligations of the Underwriters. The several obligations of the Underwriters hereunder are subject to the performance by the Transferor of its obligations hereunder and to the following additional conditions:

            (a) if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective, not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with
      Section 6(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Representative;

            (b) the representations and warranties of the Transferor contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the representations and warranties of the Transferor and the Servicer in the Pooling and Servicing Agreement will be true and correct on the Closing Date; and the Transferor shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder and under the Basic Documents at or prior to the Closing Date;

            (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of the Transferor by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act or any public announcement that any such organization has under surveillance or review its rating of any such securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating);

            (d) since the date hereof there shall not have been any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholder's equity or results of operations of the Transferor or the Servicer, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Certificates on the Closing Date on the terms and in the manner contemplated in the Prospectus;

            (e) the Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Transferor with specific knowledge about the Transferor's financial matters, satisfactory to the Representative to the effect set forth in subsections (a) through (d) of this Section;

            (f) Dorsey & Whitney LLP, counsel for the Transferor and Servicer, shall have furnished to the Representative their written opinion, dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that:

                  (i) the Transferor has been duly organized and is validly
            existing as a national banking association in good standing under the laws of the United States, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                  (ii) the Transferor has been duly qualified as a foreign
            corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Transferor or the transactions contemplated herein or in the Basic Documents;

                  (iii) the Servicer is duly incorporated and is validly
            existing in good standing under the laws of the state of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                  (iv) the Servicer has been duly qualified as a foreign
            corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Servicer or the transactions contemplated herein or in the Basic Documents;

                  (v) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against or affecting the Transferor or the Servicer or any of its properties, or to which the Transferor or Servicer is or may be a party or to which any property of the Transferor or Servicer is or may be the subject (i) that are required to be disclosed in the Registration Statement or the Prospectus, (ii) asserting the invalidity of this Agreement or of any of the Basic Documents, (iii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iv) that may adversely affect the federal or state income, excise, franchise or similar tax attributes of the Certificates, (v) that could materially and adversely affect the performance by the Transferor or the Servicer of its obligations under this Agreement or any of the Basic Documents or (vi) which, if determined adversely to the Transferor or the Servicer, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Transferor or the Servicer taken as a whole or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates;

                  (vi) such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in or incorporated by reference into the Registration Statement or the Prospectus or required to be filed as an exhibit to the Registration Statement that are not described, filed or incorporated by reference as required;

                  (vii) this Agreement has been duly authorized, executed and delivered by the Transferor and the Servicer;

                  (viii) the Certificates have been duly and validly authorized and, when such Certificates are duly and validly executed and authenticated by the Trustee and delivered in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement, will be validly issued and outstanding and entitled to the benefits and security afforded by the Pooling and Servicing Agreement;

                  (ix) each of the Basic Documents has been duly authorized, executed and delivered by the Transferor and the Servicer, as applicable, and constitutes a valid and binding obligation of each of the Transferor and the Servicer enforceable against each of the Transferor and the Servicer in accordance with their terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors rights generally and to general equitable principles;

                  (x) each of the Transferor and the Servicer is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, its articles of association or by laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Transferor or the Servicer is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Transferor or the Servicer and its subsidiaries taken as a whole or to the holders of the Certificates; the issue and sale of the Certificates and the execution, delivery and performance by the Transferor or the Servicer, as applicable, of the Certificates, the Basic Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Transferor or the Servicer is a party or by which the Transferor or the Servicer is bound or to which any of the property or assets of the Transferor or the Servicer is subject, nor will any such action result in any violation of the provisions of the articles of association, or the bylaws of the Transferor or the Servicer or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Transferor or the Servicer, or any of its properties;

                  (xi) no consent, approval, authorization, order, license,
            registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Certificates or the consummation of the other transactions contemplated by this Agreement or the Basic Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters and the filing of any financing statements required to perfect the Trust's interest in the Receivables;

                  (xii) the statements in the Prospectus under "Description of
            Certificates" insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings; the statements in the Registration Statement and the Prospectus under the headings "Federal Income Tax Consequences", "State and Local

            Tax Consequences", "ERISA Considerations", "Certain Legal Aspects of the Receivables" and "Legal Matters", to the extent they constitute descriptions of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects;

                  (xiii) the Registration Statement has become effective under the Securities Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or threatened by the Commission; such counsel is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (other than any accounting, statistical or financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act; and nothing has come to such counsel's attention that would cause it to believe that (other than the accounting, statistical or financial data included therein, as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective and at the Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (xiv) the documents incorporated by reference in the
            Prospectus or any further amendment or supplement thereto made by the Transferor prior to the Closing Date (other than any accounting, statistical or financial data included therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                  (xv) the Transferor and Servicer possess or have obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither the Transferor nor the Servicer has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Transferor and Servicer is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus;

                  (xvi) the Transferor has full power and authority to sell and assign the Receivables to the Trust pursuant to the Pooling and Servicing Agreement and has duly authorized such sale and assignment to the Trust by all necessary corporate action;

                  (xvii) immediately prior to the transfer of the Receivables by the Transferor pursuant to the Pooling and Servicing Agreement, the Transferor was the sole owner of all right, title and interest in and to the Receivables and the other property to be transferred by it to the Trust;

                  (xviii) by assignment and delivery of each of the Receivables to the Trust as of the Closing Date, the Transferor will transfer title in the Receivables to the Trust, subject to no prior lien, mortgage, security interest, pledge, adverse claim, change or encumbrance;

                  (xix) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended;

                  (xx) the Receivables are either "accounts" or "general
            intangibles" as defined in the UCC;

                  (xxi) all filings necessary under applicable law to perfect the transfer of the Receivables by the Transferor to the Trustee as Trustee of the Trust pursuant to the Pooling and Servicing Agreement have been made and, no other filings (other than the filing of continuation statements) need be made to maintain the perfection of the transfer of the Receivables to the Trustee as Trustee of the Trust pursuant to the Pooling and Servicing Agreement;

                  (xxiii) the Certificates, this Agreement, the Pooling and
            Servicing

            Agreement and the Supplement each conform in all material respects with the descriptions thereof contained in the Registration Statement and Prospectus.

            (g) on the date hereof and also on the Closing Date, Ernst & Young LLP shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

            (h) the Representative shall have received on and as of the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, with respect to the validity of the Pooling and Servicing Agreement and the Certificates and with respect to the Registration Statement, the Prospectus and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (i) Dorsey & Whitney LLP, counsel for the Transferor, shall have furnished to the Representative their written opinion, dated the Closing Date, with respect to certain federal income tax matters, in form and substance satisfactory to the Representative, to the effect that:

                  (i) the statements in the Registration Statement under the heading "Federal Income Tax Consequences" and the summary thereof under the heading "Summary-Tax Status," to the extent they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects; and

                  (ii) for federal income tax purposes, the Certificates will be characterized as indebtedness secured by the Receivables and any other Trust assets, and the Trust will not be characterized as an "association" or "publicly traded partnership" taxable as a corporation;

                  (iii) assuming that the Certificates are treated as debt for federal income tax purposes, (x) the Certificates will be treated as debt for South Dakota and Minnesota state income tax purposes and
            (y) Holders of Certificate not otherwise subject to taxation in South Dakota or Minnesota would not become subject to taxation in South Dakota or Minnesota solely because of a Holder's ownership of a Certificate; and

                  (iv) assuming further that the Trust will not be characterized as an "association" or "publicly traded partnership" taxable as a corporation for federal income tax purposes, it will not be subject to South Dakota or Minnesota state tax at the entity level.

            (j) the Representative shall have received an opinion of counsel to the Trustee, dated the Closing Date, in form and substance satisfactory to the Representative to the effect that:

                  (i) the Trustee has been duly organized and is validly
            existing as a national banking association in good standing under the laws of the United States and has the power and authority to enter into and to perform all actions required of it under the Pooling and Servicing Agreement, the Supplement and the Loan Agreement;

                  (ii) each of the Pooling and Servicing Agreement, the
            Supplement and the Loan Agreement has been duly authorized, executed and delivered by the Trustee, and constitutes a legal, valid binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms except as such enforceability may be limited by (A) bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights in general, as such laws would apply in the event of a bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or similar occurrence affecting the Trustee, and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as well as concepts of reasonableness, good faith and fair dealing;

                  (iii) the Certificates have been duly authenticated and
            delivered by the Trustee;

                  (iv) the execution and delivery of the Pooling and Servicing
            Agreement, the Supplement and the Loan Agreement by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States or the State of New York governing the banking or trust powers of the Trustee, or (B) the articles of incorporation or articles of association or bylaws of the Trustee; and

                  (v) no approval, authorization or other action by, or filing with, any governmental authority of the United States or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement, the Supplement and the Loan Agreement or the performance by the Trustee thereunder;

            (k) the Representative shall have received a letter or letters from each counsel delivering any written opinion to any Rating Agency in connection with the transaction described herein which is not otherwise described in this Agreement allowing the Representative to rely on such opinion as if it were addressed to the Representative;

            (l) the Representative shall have received copies of letters from:

                        (i) Standard & Poor's Ratings Group stating that the
                  Class A Certificates shall have been rated AAA and that the Class B Certificates shall have been rated at least A;

                        (ii) Moody's Investors Service, Inc. stating that the
                  Class A Certificates shall have been rated Aaa and that the Class B Certificates shall have been rated at least A; and

                        (iii) Fitch Investors Service, L.P. stating that the
                  Collateral Investor Interest shall have been rated at least
                  BBB;


            (m) on the Closing Date, the representations and warranties of the Transferor and the Servicer in the Pooling and Servicing Agreement will be true and correct;

            (n) any taxes, fees and other governmental charges which are due and payable in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Loan Agreement, the Supplement and the Certificates shall have been paid by the Transferor at or prior to the Closing Date; and

            (o) the purchaser of the Collateral Investor Interest shall have furnished to the Representative the favorable written opinions of counsel to the purchaser of the Collateral Investor Interest, as to the due authorization, execution and delivery of the Loan Agreement by the purchaser of the Collateral Investor Interest and the enforceability of the Loan Agreement in form and substance satisfactory to the Representative and its counsel; and

            (p) Dorsey & Whitney LLP, counsel for the Transferor, shall have furnished to the Representative their written opinion, dated the Closing Date, in form and substance satisfactory to the Representative, with respect to the effect of the Transferor's insolvency or receivership on the Trust's interests in the Receivables;

            (q) on or prior to the Closing Date the Transferor shall have furnished to the Representative such further certificates and documents as the Representative shall reasonably request.

      8. (a) Indemnification and Contribution. The Transferor and the Servicer agree to jointly and severally indemnify and hold harmless each Underwriter, each affiliate of an Underwriter which assists such Underwriter in the distribution of the Certificates and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Transferor shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Transferor in writing by such Underwriter through the Representative expressly for use therein;

      (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Transferor and the Servicer, their directors, their officers who signed the Registration Statement, and each person who controls the Transferor or the Servicer within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Transferor and the Servicer to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Transferor in writing by such Underwriter through the Representative expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus;

      (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to Subsections
(a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such

Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Transferor or the Servicer, its directors, its officers who sign the Registration Statement, and such control persons of the Transferor and the Servicer shall be designated in writing by the Transferor or the Servicer, respectively. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this subsection (c), the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding;

      (d) If the indemnification provided for in subsections (a) or (b) above is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such subsection, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor and the Servicer on the one hand and the Underwriters on the other hand from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and the Servicer on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Transferor and the Servicer on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Transferor and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Certificates. The relative fault of the Transferor and the Servicer on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor and the Servicer or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Transferor, the Servicer and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in this subsection (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Certificates set forth opposite their names in Schedule I hereto, and not joint.

      The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity;

      (e) The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Transferor and the Servicer set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Transferor or the Servicer, their officers or directors or any other person controlling the Transferor or the Servicer and (iii) acceptance of and payment for any of the Certificates.

      9. Termination. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representative, by notice given to the Transferor, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the American Stock Exchange, (ii) trading of any securities of or guaranteed by the Transferor shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York or South Dakota shall have been declared by either federal or New York or South Dakota State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representative, is material and adverse and which, in the judgment of the Representative, makes it impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus.

      10. Effectiveness of Agreement; Default of Underwriters. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

      If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Certificates which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Certificates which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of that Class of Certificates to be purchased on such date, the other Underwriters of the Class shall be obligated severally in the proportions that the principal amount of Certificates set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Certificates set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Certificates which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Certificates that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Certificates of that Class without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Certificates which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Certificates with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Certificates of that Class to be purchased on such date, and arrangements satisfactory to the Representative and the Transferor for the purchase of such Certificates are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Transferor. In any such case either the Representative or the Transferor shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      11. Expenses Upon Termination. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Transferor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Transferor shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Transferor agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

      12. Successors. This Agreement shall inure to the benefit of and be binding upon the Transferor, the Servicer, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Certificates from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      13. Actions by Representative; Notices. Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10060-0060 (Facsimile No.: (212) 648-5909); Attention: Syndicate Desk. Notices to the Transferor shall be given to it at ______________, _____________, ___________, (Facsimile No.:______);
Attention:__________.

      14. Counterparts; Applicable Law. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

      If the foregoing is in accordance with your understanding, please sign and return the enclosed counterparts hereof.

                                        Very truly yours,

                                        FIRST BANK OF SOUTH DAKOTA
                                        (NATIONAL ASSOCIATION), as Transferor

                                        By:_______________________
                                             Name:
                                             Title:


                                        FBS CARD SERVICES, INC, as Servicer


                                        By:_______________________
                                             Name:
                                             Title:

Accepted: January __, 1997

By: J.P. Morgan Securities Inc.
Acting on behalf of itself and the
several Underwriters listed in
Schedule I hereto.

By:___________________________
      Name:
      Title:

                                   SCHEDULE I

                                          PRINCIPAL AMOUNT OF CLASS A
                                          CERTIFICATES TO BE PURCHASED
                                          ----------------------------

Underwriter

J.P. Morgan Securities Inc............
[Co-Manager]..........................

                        Total...............====================


                                          PRINCIPAL AMOUNT OF CLASS B
                                          CERTIFICATES TO BE PURCHASED
                                          ----------------------------

Underwriter

J.P. Morgan Securities Inc............
[Co-Manager]..........................

                        Total...............====================